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                                                                   Exhibit 10.10


                                   EXHIBIT "D"

                             SUBSCRIPTION AGREEMENT

         THIS SUBSCRIPTION AGREEMENT (the "Agreement"), effective this _____ day of February, 1999, between WORLDWIDE WEB NETWORX CORP., a corporation incorporated under the laws of the State of Delaware (the "Company"), and __________________________ (the "Subscriber").

                                 R E C I T A L S

         A. The Company desires to provide financing for itself by selling to accredited investors, the Company's 6% Cumulative Convertible Debentures at $1,000.00 per Debenture (the "Debenture"), a minimum of $1,000,000.00 of Debentures up to a maximum of $2,500,000.00, unless the Company's Placement Agent determines, in its discretion, to exercise an over-allotment option of up to an additional $500,00.00 of Debentures (the "OA Option");

         B. The offer shall terminate on the earlier to occur of the sale of all Debentures or March 15, 1999, unless extended by mutual consent of the Company and the Placement Agent.

         C. Purchase of the Debentures involves significant investment risks. The Debentures are being offered only to accredited investors as such term is defined under Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act").

         NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

         1. PURCHASE OF DEBENTURES.


                  The Company agrees to sell to the Subscriber, and the Subscriber agrees to purchase from the Company, subject to the terms and conditions hereinafter set forth in this Agreement, that amount of Debentures for the aggregate purchase price set forth in the signature page hereof (the "Purchase Price").


         2. PAYMENT OF PURCHASE PRICE.


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                  Concurrently with the delivery of this Agreement, the
Subscriber has delivered a check or made a wire transfer in the amount set forth in the signature page hereof in payment of the Purchase Price for the Debentures. Checks shall be made payable, or wired funds shall be sent, to Chase Manhattan Bank, New York, AC#910-2-758829, Escrow Incoming Wire Account, Further
Credit: Worldwide Web NetworX Corp., Attn: Vicki Caldas.

         3. CONDITIONS TO OFFER.

                  The offer of the Debentures hereby is made subject to the following conditions: (i) that the Company shall have the right to accept or reject this subscription in whole or in part, for any reason whatsoever, notwithstanding tender of payment, upon the Company's belief that the financial ability of the Subscriber is insufficient to bear the economic risks of this investment in accordance with Regulation D promulgated under the Securities Act;
(ii) that the Company shall have no obligation to accept any subscription for any Debentures; and (iii) that the Subscriber agrees to comply with the terms of this Agreement and the Confidential Term Sheet with Exhibits dated February 23, 1999, as may be amended and supplemented (the "Term Sheet"), which is being delivered to the Subscriber together with this Agreement, and to execute and deliver any and all further documents necessary to become a Debenture holder.

         4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

                  The Company represents and warrants to the Subscriber as follows:

                  (a) The Debentures will be, when issued, delivered and paid for in accordance with this Agreement, duly and validly issued and constitute valid and binding obligations of the Company, and all corporate action required to be taken by the Company prior to the issuance and sale of the Debentures to qualified subscribers has been or, prior to the sale thereof, will have been taken.


                  (b) The authorized capital stock of the Company consists of 100,000,000 shares of common stock, par value $.001 per share (the "Common Stock"), of which approximately 11,035,186 shares are issued and outstanding as of February 23, 1999, and additional shares of Common Stock in the approximate amount of 21,750,000 shares will be issued by the Company to certain persons and entities pursuant to existing agreements between the Company and such persons and entities, exclusive of the shares of Common Stock to be issued upon the conversion of the Debentures offered hereby (the "Shares") and to the Placement Agent in accordance with its agency agreement with the Company.

                  (c) The Company is duly incorporated, validly existing and in good standing as a corporation under the laws of the State of Delaware.

                  (d) All information from the Company which is included in this Agreement is accurate and complete as of the date hereof and does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         5. Representations and Warranties of the Subscriber.

                  The Subscriber hereby represents, warrants and acknowledges to the Company as follows:

                  (a) The Subscriber has read this Agreement and the Term Sheet and understands that there are risk factors to be considered in connection with an investment in the Company, certain but not all of which are described in this Agreement and in the Term Sheet, including but not limited to (i) limited operating history, no material operations and insignificant revenues to date;
(ii) no assurances of the success of the Company's businesses in the market place or of any profitability, (iii) no ability of Debenture holders to effect a change in the Company's Board of Directors; (iv) no audited financial statements: (v) possible failure of the Company's shareholders to approve certain transactions with Artra Group Incorporated, which will require the payment to Artra of a "break-up" fee of $3,400,000, but if approved, Robert D. Kohn, currently the President of the Company, will resign as an officer of the Company and be employed by Artra and/or a subsidiary thereof; (vi) possible inability to repay any outstanding obligations including the Debentures if not converted; (vii) no escrow of proceeds except as described in the Term Sheet;
(viii) need for additional capital which may include the immediate commencement of another private placement offering of the Company's securities which may result in further dilution to holders who convert their Debentures with no assurances that any such offering or any significant additional capital which may be required by the Company will be available, or if available, on terms satisfactory to the Company; (ix) potential conflicts of interest between members of management and the Company with no policy established for conflict resolution; reliance upon management to resolve conflicts; (x) significant dilution to investors who convert their Debentures upon such conversion due to outstanding obligations of the Company to issue additional shares of

Common Stock which are currently estimated at approximately 21,750,000 shares; and (xi) no assurance that the Registration Statement, as defined herein, will be declared effective by the Securities and Exchange Commission ("SEC").


                  (b) The Subscriber and its advisors, if any, has had an opportunity to ask questions of, and receive answers from the officers and/or directors of the Company acting on its behalf concerning the terms and conditions of the offering and to obtain additional information, to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information furnished; and has availed itself of such opportunity to the extent it considers appropriate in order to permit it to evaluate the merits and risks of an investment in the Company. The Subscriber and its advisors shall have the right to rely on the Company's representations and warranties contained in Section 3 herein; however, the Subscriber acknowledged that, in making the decision to purchase the Debentures, it has relied solely upon independent investigations made by it and not upon any representations made by the Company with respect to the Company or the Debentures other than those representations expressly set forth in Section 3 herein.


                  (c) The Subscriber understands that no United States or other governmental or state agency has passed on or made any recommendation or endorsement of the Debentures or on the merits thereof.

                  (d) The Subscriber understands and acknowledges that the Debentures are being offered and sold in reliance upon specific exemptions from the registration requirements of Federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Subscriber's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of the Subscriber to acquire the Debentures.

                  (e) The Subscriber is acquiring the Debentures pursuant to this Agreement and the Term Sheet for its own account and, if required by any applicable state securities law, for investment purposes only and with no view to the distribution thereof, within the meaning of such law.

                  (f) The Subscriber realizes that the Debentures are speculative, illiquid and involve a high degree of risk, including the risks of receiving no return on the investment and of losing its entire investment in the Company.

                  (g) The Subscriber is able to bear the economic risk of its investment in the Debentures, including the total loss of such investment.

                  (h) The Subscriber believes that subscribing for the Debentures pursuant to the terms of this Agreement is an appropriate and suitable investment for the Subscriber.

                  (i) The Subscriber is experienced and knowledgeable in financial and business matters, and is capable of evaluating the merits and risks of purchasing the Debentures of the Company.


                  (j) If the Subscriber is a corporation, partnership, trust or other entity, (i) it is authorized and qualified to become a Debenture holder, and authorized to make its investment in the Company; (ii) it has not been formed for the purpose of acquiring an interest in the Company; (iii) it has not been in existence less than 90 days prior to the date hereof; and (iv) the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so.

                  (k) The Subscriber is a resident of the State of
________________.

                  (l) The Subscriber is an "accredited investor" as defined in Rule 501 of Regulation D under the Securities Act and (check all that apply):

                           ____ (i) A natural person whose individual net worth
                  (assets less liabilities), or joint net worth with his or her spouse, exceeds $1,000,000.

                           ____ (ii) A natural person whose individual income
                  was in excess of $200,000, or whose joint income with his or her spouse was in excess of $300,000, each of the two most recent years, and who has a reasonable expectation of reaching the same income level for the current year.

                           ____ (iii) A bank, insurance company, registered
                  investment company, business development company, small business investment company or employee benefit plan.

                           ____ (iv) A savings and loan association, credit
                  union, or similar financial institution or a registered broker or dealer.

                           _____ (v) A private business development company.

                           _____ (vi) An organization described in Section
                  501(c)(3) of the Internal Revenue Code with assets in excess of $5,000,000.

                           ____ (vii) A corporation, Massachusetts or similar
                  business trust, or partnership with assets in excess of $5,000,000.

                           ____ (viii) A trust with assets in excess of
                  $5,000,000.

                           ____ (ix) A director or an executive officer of the
                  Company.

                           ____ (x) An entity in which all of the equity owners
                  are accredited investors.

                           ____ (xi) A self-directed IRA, Keogh, or similar plan
                  of which the individual directing the investments qualifies as an "accredited investor" under one or more of item (i)-(x), above. Also check the items (s) [(i)-(x)] that applies.

                  The Company reserves the right to request additional information from the Subscriber to verify the information represented by the Subscriber herein.

         6. INVESTMENT PURPOSE IN ACQUIRING THE DEBENTURES.

                  The Subscriber acknowledges that the Debentures have not been registered under the Securities Act, or applicable state securities laws, and that such Debentures will be issued to the Subscriber in reliance on exemptions from the registration requirements of the Securities Act and applicable state securities laws, based in part on the Subscriber's representations and undertakings contained herein, including the Subscriber's investment intent and further understands that it is purchasing the Debentures without being furnished any offering literature other than this Agreement and the Term Sheet. The Subscriber has no present intention to divide his participation with others or to resell or otherwise dispose of all or any part of the Debentures.

         7. COMPLIANCE WITH SECURITIES ACT.

                  The Subscriber agrees that if the Debentures or the Shares issuable upon conversion thereof are to be sold or transferred by the Subscriber in the future, the Subscriber will sell or distribute them pursuant to the requirements of the Securities Act and applicable state securities laws. The Subscriber agrees that the Subscriber will not transfer any part of the Debentures and/or the Shares without (i) obtaining an opinion of counsel satisfactory in form and substance to counsel for the Company to the effect that such transfer is exempt from the registration requirements under the Securities Act and applicable state securities laws or (ii) under the required registration as described herein.

         8. RESTRICTIVE LEGEND.

                  Subscriber agrees that the Company may place a restrictive legend on the documents representing the Debentures and on the Shares containing substantially the following language:


         THE DEBENTURES [SHARES] REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT FOR DISTRIBUTION, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH DEBENTURES [SHARES] MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT THERETO UNDER SUCH ACT UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT OR UNLESS THE SALE IS OTHERWISE EXEMPT FROM REGISTRATION. THE COMPANY MAY REQUEST A WRITTEN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT REIGSTRATION IS NOT REQUIRED IN CONNECTION WITH SUCH SALE, PLEDGE OR HYPOTHECATION, OR OTHER TRANSFER. THIS CERTIFICATE MUST BE SURRENDERED COMPANY OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, PLEDGE HYPOTHECATION OR ANY OTHER TRANSFER OF ANY INTEREST IN ANY OF THE DEBENTURES [SHARES] REPRESENTED BY THIS CERTIFICATE.


         9. STOP TRANSFER ORDER.

                  The Subscriber agrees that the Company may place a stop transfer order with its registrar and stock transfer agent (if any) covering all certificates representing the Debentures and the Shares.

         10. KNOWLEDGE OF RESTRICTIONS UPON TRANSFER OF THE SECURITIES.

                  The Subscriber understands that the Securities are not freely transferable and may in fact be prohibited from sale for an extended period of time and that, as a consequence thereof, the undersigned must bear the economic risk of investment in the Securities for an indefinite period of time and may have extremely limited opportunities to dispose of the Securities.

         11. REGISTRATION AND OTHER RIGHTS WITH REGARD TO THE SHARES.

                  (a) Each Debenture holder who wishes to convert its Debenture into Shares shall deliver its original Debenture to the Company at its principal office on a business day having first or simultaneously given written notice via facsimile to the Company at such principal office on a business day, in the form attached as Exhibit A to the Debenture, that such holder elects to convert the Debenture, all in accordance with the terms of the Debenture.

                  (b) The Debenture shall be convertible into Shares, at any time commencing on the earlier of (i) the effective date of the registration statement covering the Shares; or (ii) one hundred twenty (120) days after the filing of the registration statement covering the Shares.

                  (c) The principal amount of the Debentures and any accrued but unpaid interest thereon is convertible into Shares. The number of Shares to be received by the Debenture holder shall be determined as set forth in the Term Sheet and the Debenture issued to the Subscriber.

                  (d) The Company shall file a registration statement
(the "Registration Statement") covering the resale of all shares of Common Stock outstanding at the time of such filing, including the Shares (collectively the "Registrable Securities") no later than sixty (60) days after the Closing Date. The Company shall use its reasonable best efforts to have the Registration Statement declared effective within ninety (90) days after the filing of the registration statement. If the Registration Statement is not filed within 60 days and/or declared effective within 90 days from the date of filing due to the failure of the Company to exercise reasonable diligence, then the Company shall pay each Debenture holder 2% of the face amount of the Debenture in cash as liquidated damages for each calendar month delayed (if less than one full calendar month then the liquidated damage shall be prorated over the number of days delayed). The liquidated damage provision applies both to the filing of the Registration Statement and the effective date thereof so that a 2% penalty may be due for late filing and another 2% penalty due for late effectiveness.

         If the Registration Statement also includes other securities of the Company which are being sold in an underwritten offering, then the Subscriber shall, unless otherwise agreed by the Company, offer and sell the Shares included in such Registration Statement using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other securities included in such underwritten offering.

                  (e) In connection with the filing of the Registration Statement pursuant to this Section 11, the Company shall:

              (i) notify the Subscriber as to the filing and status thereof prior to the effective date of said Registration Statement;

              (ii) notify such Subscriber promptly after it shall have received notice of the time when the Registration Statement becomes effective or any supplement to any prospectus forming a part of the Registration Statement has been filed;

              (iii) prepare and file without expense to such Subscriber any necessary amendment or supplement to such Registration Statement or prospectus as may be necessary to comply with the Securities Act or advisable in connection with the proposed distribution of the Shares by such Subscriber;

              (iv) take all reasonable steps to qualify the Shares for sale under the securities or blue sky laws of the state of such Subscriber's residence as provided in this Agreement and to register or obtain the approval of any federal or state authority which may reasonably be required in connection with the proposed distribution, except, in each case, in jurisdictions in which the Company must either qualify to do business or file a general consent to service of process as a condition of the qualification of such securities;

              (v) notify the Subscriber of any stop order suspending the effectiveness of the Registration Statement and use its reasonable best efforts to remove such stop order;

              (vi) undertake to keep such registration statement and prospectus effective for a period of twelve months after its effective date; and

              (vii) furnish to such Subscriber as soon as available, a copy of each preliminary or final prospectus prepared pursuant to the foregoing provisions of this section, all in such quantities as such Subscriber may from time to time reasonably request.

                  (f) The Company agrees to pay all costs incurred in connection with the Registration Statement to be filed pursuant to Section 11 including, without limitation to the fees and expenses of counsel for the Company, the fees and expenses of its accountants, and all other costs and expenses incident to the preparation, printing and filing under the Securities Act of such Registration Statement, each prospectus and all amendments and supplements thereto, the costs incurred in connection with the qualification of the Shares in the Subscriber's state of residence and the costs of supplying a reasonable number of copies of each preliminary prospectus, final prospectus and any supplements or amendments thereto to such Subscriber.

                  (g) The Company part and each Subscriber shall enter into an appropriate cross-indemnity agreement whereby the Company shall indemnify and hold harmless the Subscriber against any losses, claims, damages or liabilities (or actions in respect thereof) arising out of or based upon any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading unless such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished or required to be furnished to the Company by any such Subscriber, and each such Subscriber shall indemnify and hold harmless the Company, each of its directors and officers who have signed the Registration Statement and each person, if any, who controls the Company, within the meaning of the Securities Act, and the Company's agents and representatives against any losses, claims, damages or liabilities (or actions in respect thereof) arising out of or based upon any untrue statement or alleged untrue statement of any material fact, contained in such Registration statement, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with written information furnished or required to be furnished by such Subscriber expressly for use in such Registration Statement.

                  (h) For a period of one (1) year after the effective date of the registration statement filed pursuant to this Section 11, the Company at its expense will file such post-effective amendments as may be necessary to make available for use a prospectus meeting the requirements of the Securities Act. The Company will cause copies of such prospectus to be delivered to any person selling the shares of Common Stock as may be required by the Securities Act and the rules and regulations of the SEC.

         12. INDEMNIFICATION.

                  The Subscriber understands that the Debentures are being offered without registration under the Securities Act and in reliance upon the exemptions for transactions by an issuer not involving a public offering, and upon the provisions of Regulation D promulgated under the Securities Act; that the availability of such exemption is, in part, dependent upon the truthfulness and accuracy of the representation made by the Subscriber herein; that the Company will rely on such representations in accepting any subscription for Debentures of the Company and that the Company may take such steps as it considers reasonable to verify the accuracy and truthfulness of such representations in advance of accepting or rejecting the Subscriber's subscription. The Subscriber agrees to indemnify and hold the Company harmless against any damage, loss, expense or cost, including reasonable attorneys' fees, sustained or incurred as a result of any misstatement or omission on the part of the Subscriber.

         13. RESCISSION RIGHTS FOR FLORIDA SUBSCRIBERS

                  The Subscriber acknowledges that it is aware that the securities offered hereby have not been registered under the Florida Securities and Investor Protection Act by reason of an exemption pursuant to Section 517.061(11) thereof. Unless the securities are registered, they may not be re-offered for sale or resold in the State of Florida except as a security, or in a transaction exempt under said Act.

                  The Subscriber has been advised that sales made pursuant to
Section 517.061(11) of the Florida Securities and Investor Protection Act to five (5) or more purchasers in such state are voidable by the subscriber either within three (3) days after the first tender of consideration is made by the subscriber or within three (3) days after the availability of that privilege is communicated to the subscriber, whichever occurs later.

         14. RIGHT OF WITHDRAWAL FOR PENNSYLVANIA INVESTORS.

                  SECTION 207(M). "EACH PERSON WHO ACCEPTS AN OFFER TO PURCHASE SECURITIES EXEMPTED FROM REGISTRATION BY SECTION 203 (D), DIRECTLY FROM THE ISSUER OR AFFILIATE OF THE ISSUER, SHALL HAVE THE RIGHT TO WITHDRAW HIS ACCEPTANCE WITHOUT INCURRING ANY LIABILITY TO THE SELLER, UNDERWRITER (IF ANY) OR ANY OTHER PERSON WITHIN TWO BUSINESS DAYS FROM THE DATE OF RECEIPT BY THE ISSUER OF HIS WRITTEN BINDING CONTRACT OF PURCHASE, OR, IN THE CASE OF A TRANSACTION IN WHICH THERE IS NO BINDING CONTRACT OF PURCHASE, WITHIN TWO BUSINESS DAYS AFTER HE MAKES THE INITIAL PAYMENT FOR THE SECURITIES BEING OFFERED.

         15. AGREEMENT OF PENNSYLVANIA INVESTORS NOT TO SELL.

                  The undersigned Pennsylvania investor hereby acknowledges and agrees that as a condition of the availability of the exemption of Section 203
(d) of the Act, he will not sell the securities purchased hereby within 12 months after the date of purchase, except in accordance with Regulation 204.001.

         16. REVOCATION.

                  The Subscriber agrees that it shall not cancel, terminate, or revoke this Agreement or any agreement of the Subscriber made hereunder, and that this Agreement shall survive the death or disability of the Subscriber.

         17. TERMINATION OF AGREEMENT.

                  The Subscriber acknowledges having been advised by the Company that the Company may elect to terminate the offering of the Debentures for any reason prior to its receipt and acceptance of all proceeds from the sale of all Debentures offered hereby, including the OA Option. If the Company elects to cancel this Agreement, provided that it returns to the Subscriber, without interest thereon and deduction therefrom, all sums paid by the Subscriber, the offer of the Debentures hereby shall be null and void and of no force and effect, and no party shall have any rights against any other party hereunder.

         18. REPRESENTATIONS TO SURVIVE DELIVERY

                  The representations, warranties and agreements of the Company and of the Subscriber contained in this Agreement will remain operative and in full force and effect and will survive the payment of the Purchase Price pursuant to Section 2 above and the delivery of the Debentures.

         19. MISCELLANEOUS.

                  (a) ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties hereto with respect to the transactions described in this Agreement and supersedes all prior arrangements or understandings with respect thereto.

                  (b) BINDING EFFECT. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective heirs, legal representatives, successors and assigns.

                  (c) THIRD PARTY RIGHTS. Notwithstanding any other provision of this Agreement, this Agreement shall not create benefits on behalf of any third party, and this Agreement shall be effective only as between the parties hereto and their respective successors, heirs, and permitted assigns.

                  (d) DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

                  (e) NOTICES. Any notice hereunder to or upon either party hereto shall be deemed to have been duly given for all purposes if (a) in writing and sent by (i) messenger or an overnight courier service against receipt, or (ii) certified or registered mail, postage paid, return receipt requested, or (b) sent by telegram, telescope, telex or similar electronic means, provided that a written copy thereof is sent on the same day by postage paid first class mail, to such party at the following address:

                  To Subscriber:            at its address set forth on the
 signature page hereof

                  To the Company at:         3000 Atrium Way, Suite 202
                                             Mt. Laurel, NJ 08054
                                             Attn : Robert D. Kohn, President

or such other address as either party hereto may at any time, or from time to time, direct by notice given to the other party in accordance with this Section.

                  (f) GOVERNING LAW. This Agreement shall be governed by and construed in accordance, with the laws of the State of New York and of the United States of America, without regard to choice of law provisions.

                  (g) REMEDIES. In the event of any actual or prospective breach or default by either party hereto, the other party shall be entitled to equitable relief, including remedies in the nature of rescission, injunction and specific performance. All remedies hereunder are cumulative and not exclusive, and nothing herein shall be deemed to prohibit or limit either party from pursing any other remedy or relief available at law or in equity for such actual or prospective breach or default, including the recovery of damages.

                  (h) DISPUTES AND JURISDICTION. Disputes arising under this Agreement shall be resolved in a federal or state court of general jurisdiction sitting in the County and State of New York. Each of the parties hereto hereby irrevocably consents and submits to the jurisdiction of such court.

                  (i) SEVERABILITY. The provisions hereof are severable and in the event that any provision of this Agreement shall be determined to be invalid or unenforceable in any respect by a court of competent jurisdiction, the remaining provisions hereof shall not be affected, but shall, subject to the discretion of such court, remain in full force and effect, and any invalid or unenforceable provision shall be deemed, without further action on the party of the parties hereto, amended and limited to the extent necessary to render the same valid and enforceable.

                  (j) ASSIGNMENT, ETC. This Agreement may not be assigned without the prior written consent of the parties, and any purported assignment without such consent shall be void and without effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement is not intended, and shall not be deemed, to create or confer any right or interest for the benefit of any person not a party hereto.

                  (k) AMENDMENT. Except as otherwise provided herein, no amendment of this Agreement shall be valid or effective, unless in writing and signing by or on behalf of the parties hereto.

                  (l) WAIVER. No course of dealing or omission or delay on the part of either party hereto in asserting or exercising any right hereunder shall constitute or operate as a waiver of any such right. No waiver of any provision hereof shall be effective, unless in writing and signed by or on behalf of the party to be charged therewith. No waiver shall be deemed a continuing waiver or waiver in respect of any other or subsequent breach or default, unless expressly so stated in writing.

                  (m) FURTHER ASSURANCES. Each party hereto covenants and agrees promptly to execute, deliver, file or record such agreements, instruments, certificates and other documents and to perform such other and further acts as the other party hereto may reasonably request or as may otherwise be necessary or proper to consummate and perfect the transactions contemplated hereby.

                  (n) COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original and which together shall constitute one and the same agreement.

# of Debentures Purchased

--------------------                         -----------------------------------
                                             Subscriber Name (Please Print)

                                             -----------------------------------

Total Purchase Price

------------------

                                       -----------------------------------------
                                       Subscriber Signature

                                       -----------------------------------------
                                       Subscriber Signature (if more than one)

                                       -----------------------------------------
                                       Address

                                       -----------------------------------------
                                       City          State         Zip Code



THE COMPANY HEREBY ACCEPTS THE SUBSCRIPTION EVIDENCED BY THIS SUBSCRIPTION AGREEMENT AND QUESTIONNAIRE:


                                             By:
                                                 -------------------------------

                                                   Name:
                                                          ----------------------

                                                   Title:
                                                          ----------------------

Dated:
       -----------------


                             SUBSCRIBER INFORMATION

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(Please print name(s) in which the Debentures are to be issued)

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Taxpayer I.D. or Social                         Taxpayer I.D. or Social
Security No.                            Security No. (If more than one investor)

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Street Address


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City                          State                               Zip Code

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Telephone Number (include area code)

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Occupation

Check One:

_________ Individual Ownership              ___________ Tenants in Common
_________ Joint Tenants (JTWROS)            ___________ Corporation
_________ Partnership                       ___________ Trust
_________ Other


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                            CERTIFICATE OF SIGNATORY

      (To be completed if Debentures are being subscribed for by an Entity)

                  I, _____________________________, am the _____________________
of ______________________________ (the "Entity").

         I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and Subscriber Information and to purchase and hold the Debentures, and certify further that such Subscription Agreement and Subscriber Information Form has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

                  IN WITNESS WHEREOF, I have set my hand this ___ day of ___________, 1999.

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                                                 (Signature)

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                                                 (Title)

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                                                 (Please Print Name)